==============================================================================

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  June 18, 2007


                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

              OHIO                   0-05544               31-0783294
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

                 9450 Seward Road, Fairfield, Ohio   45014
           (Address of principal executive offices)(Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                Page 1 of 4
==============================================================================

ITEM 8.01.  Other Events
---------

On June 18, 2007, Ohio Casualty Corporation (the "Corporation") issued a press release announcing that the directors of the Corporation have today declared a record date of June 28, 2007 for shareholders eligible to vote at a special shareholders meeting to be held on August 8, 2007 concerning the adoption of the Agreement and Plan of Merger dated May 6, 2007 among Liberty Mutual Insurance Company, Waterfall Merger Corp. and Ohio Casualty Corporation. The special shareholders meeting will take place at the Ohio Casualty University Auditorium, 9450 Seward Road, Fairfield, Ohio 45014 at 9 a.m. Eastern Daylight Time. The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as
Exhibit 99 and hereby incorporated by reference.



ITEM 9.01.  Financial Statements and Exhibits
---------

(d)  Exhibits

     Exhibit No.   Description
     ----------    -----------

         99 Press release dated June 18, 2007, announcing that the directors of the Corporation have today declared a record date of June 28, 2007 for shareholders eligible to vote at a special shareholders meeting to be held on August 8, 2007 concerning the adoption of the Agreement and Plan of Merger dated May 6, 2007 among Liberty Mutual Insurance Company, Waterfall Merger Corp. and Ohio Casualty Corporation. The special shareholders meeting will take place at the Ohio Casualty University Auditorium, 9450 Seward Road, Fairfield, Ohio 45014 at 9 a.m. Eastern Daylight Time and posted on the Corporation's website at http://www.ocas.com.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                              (Registrant)





June 19, 2007                          /s/Debra K. Crane
                                       --------------------------------------
                                       Debra K. Crane, Senior Vice President,
                                         General Counsel and Secretary

                               Exhibit Index
                               -------------


                        Current Report on Form 8-K
                            Dated June 18, 2007


Exhibit No.   Description
----------    -----------

   99 Press release dated June 18, 2007, announcing that the directors of the Corporation have today declared a record date of June 28, 2007 for shareholders eligible to vote at a special shareholders meeting to be held on August 8, 2007 concerning the adoption of the Agreement and Plan of Merger dated May 6, 2007 among Liberty Mutual Insurance Company, Waterfall Merger Corp. and Ohio Casualty Corporation. The special shareholders meeting will take place at the Ohio Casualty University Auditorium, 9450 Seward Road, Fairfield, Ohio 45014 at 9 a.m. Eastern Daylight Time and posted on the Corporation's website at http://www.ocas.com.